UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PGIM GLOBAL HIGH YIELD FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PGIM GLOBAL HIGH YIELD FUND, INC.

(NYSE: GHY)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

APRIL 25, 2024

March 4, 2024

To the Stockholders:

NOTICE IS HEREBY GIVEN THAT the 2024 Annual Meeting of Stockholders (the “Meeting”) of PGIM Global High Yield Fund, Inc., a Maryland corporation (the “Fund”), will be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on April 25, 2024, at 11:00 a.m., Eastern Time. To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on April 22, 2024, and provide your full name and address. The Meeting is being held for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 4, 2024:

1. To consider and vote upon the election of two (2) Class III Directors to the Fund’s Board of Directors, each to serve for a term ending at the 2027 annual meeting of the Fund’s stockholders and until their successor is duly elected and qualifies;

2. To consider and ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2024; and

3. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on February 1, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

Andrew R. French,

Secretary

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

OR AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET.

STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, EACH STOCKHOLDER IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THE MATERIALS PROVIDED TO YOU. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE

A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation c/o John Smith, President	John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee
C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON APRIL 25, 2024.

The Proxy Statement is available at https://www.proxy-direct.com/pru-33735

PGIM GLOBAL HIGH YIELD FUND, INC. (NYSE: GHY)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

PROXY STATEMENT

March 4, 2024

Annual Meeting of Stockholders to Be Held on April 25, 2024

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” and the members thereof, the “Directors”) of PGIM Global High Yield Fund, Inc., a Maryland corporation (the “Fund”), of proxies to be exercised at the 2024 Annual Meeting of Stockholders of the Fund to be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on April 25, 2024 at 11:00 a.m., Eastern Time, and at any postponements or adjournments thereof (the “Meeting”). The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). The Board knows of no business other than the election of the two (2) Class III Directors and the ratification of the appointment of the independent registered public accounting firm of the Fund that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, the giving of a proxy will empower the persons named in the proxy to vote in their discretion on such matter.

This Proxy Statement and the accompanying materials are first being made available to stockholders on or about March 4, 2024.

The Fund is organized as a Maryland corporation and is a registered closed-end investment company.

PGIM Investments LLC (“PGIM Investments” or the “Manager”) serves as the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments’ principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM, Inc. (“PGIM” or the “Subadviser”) serves as the Fund’s subadviser, through its PGIM Fixed Income unit. PGIM is a registered investment adviser and, through its PGIM Fixed Income unit, is responsible for the day-to-day portfolio management of the Fund. PGIM’s principal address is 655 Broad Street, Newark, New Jersey 07102. Both PGIM Investments and PGIM are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”). As of December 31, 2023, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as manager or administrator, as applicable, to closed-end investment companies with total aggregate assets of approximately $296.2 billion. The Board, in addition to overseeing the actions of the Manager and Subadviser, decides upon matters of general policy relating to the Fund. The Fund does not have a principal underwriter.

To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on April 22, 2024, and provide your full name and address.

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you authorize a proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1- (888) 815-3244.

All properly authorized proxies received prior to or at the Meeting will be exercised at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are given, votes entitled to be cast by stockholders represented by the proxies will be cast “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm listed in Proposal No. 2 and in the discretion of the proxy holders on any other matter that may properly be brought before the Meeting or any postponement or adjournment thereof. Stockholders who authorize proxies may revoke them at any time before they are exercised by filing with the Fund a written notice of revocation at or prior to the start of the Meeting, by duly authorizing a proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund’s Bylaws, a quorum is constituted by the presence in person or by proxy of the holders of record of outstanding shares of the Fund’s common stock entitled to cast a majority of all the votes entitled to be cast at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, a stockholder who properly authorizes a proxy but instructs the proxy holder to “abstain” or “withhold authority” will be treated as present for determining the presence of a quorum.

The Board has fixed the close of business on February 1, 2024 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. Each share of stock entitles the holder of the share as of the Record Date to cast one vote for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the close of business on the Record Date, the Fund had 40,923,879 shares of common stock, par value $0.001 per share, outstanding and entitled to vote at the Meeting.

Annual reports are sent or made available to stockholders of record of the Fund following the Fund’s fiscal year end pursuant to Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 655 Broad Street, Newark, New Jersey 07102 or call toll free at (800) 451-6788 or visit the Fund’s website at www.pgim.com/investments or on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Proxy Statement.

Please note that only one annual or semi-annual report or Proxy Statement may be sent to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The expenses of solicitation will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. The presence of stockholders of record as of the Record Date entitled to cast a majority of all the votes entitled to be cast at the Meeting, in person or by proxy, will constitute a quorum.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. A stockholder who properly executes a proxy but instructs the proxy holder to “abstain” or “withhold authority,” or who is present at the Meeting in person but who abstains from voting on any matter, and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter), if any, will be counted as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2.

Broker-dealer firms or other nominees holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed voting instruction card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted will be deemed an instruction to vote such shares “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares “FOR” the election of each nominee listed in Proposal No. 1 and “FOR” the ratification of the appointment of the independent registered public accounting firm of the Fund in Proposal No. 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or other nominees or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, other nominee or service agent specific instructions as to how you want your votes to be cast.

Required Vote

•

Proposal No. 1: Directors are elected by the affirmative vote of the holders of a majority of the shares of the Fund’s common stock outstanding and entitled to vote thereon. For purposes of the election of Directors, abstentions and broker non-votes, if any, will have the same effect as a vote against the election of a Director.

•

Proposal No. 2: A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present is required to ratify the appointment of the independent registered public accounting firm. For purposes of the ratification of the appointment of the independent registered public accounting firm, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 2.

In the event that a quorum is not present, or if proxies for sufficient votes to elect one or more of the nominees for election as Directors listed in Proposal No. 1 or for the ratification of the appointment of the independent registered public accounting firm in Proposal No. 2 are not received by the time scheduled for the Meeting, pursuant to the Fund’s Bylaws the chair of the Meeting may adjourn the Meeting to another date and time, not later than 120 days after the original record date, and at a place announced at the Meeting without a vote of the stockholders present at the Meeting or the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of the stockholders present at the Meeting in person or by proxy, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Approval of any proposal to adjourn the Meeting brought before the Fund’s stockholders will require the affirmative vote of a majority of the votes cast on such matter at the Meeting. If an adjournment is properly brought before the Meeting, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

MEETING TO BE HELD ON APRIL 25, 2024

The proxy statement and proxy card are available at https://www.proxy-direct.com/pru-33735

PROPOSAL NO. 1:

TO ELECT TWO (2) CLASS III DIRECTORS OF THE FUND

In accordance with the Fund’s charter, the Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors” or “Board Members”) is divided into three classes: Class I, Class II and Class III.

The Class I Directors were elected for a term expiring at the 2025 annual meeting of stockholders and until their successors are duly elected and qualify. The Class II Directors were elected for a term expiring at the 2026 annual meeting of stockholders and until their successors are duly elected and qualify. The Class III Directors were elected for a term expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualify.

Each Class III Director currently serving on the Board has been nominated by the Board of Directors for election at the Meeting to serve for a term expiring at the 2027 annual meeting of the Fund’s stockholders and until their successors are duly elected and qualify, or until they earlier resign or are otherwise removed. Subject to the 1940 Act, any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum. Any Director elected to fill a vacancy on the Board will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

The classes of the Fund’s current Directors and the Class III nominees are indicated below:

Class I Directors

Ellen S. Alberding

Stuart S. Parker

Brian K. Reid

Class II Directors

Kevin J. Bannon

Keith F. Hartstein

Grace C. Torres

Class III Director Nominees

Scott E. Benjamin

Barry H. Evans

The persons named as proxy holders intend to vote at the Meeting (unless directed not to so vote) “FOR” the election of each of the Class III Director nominees listed above. Each of the Class III Director nominees is currently a Class III Director and has indicated that they will serve if elected. However, if any Class III Director nominee should be unable to serve, proxies instructing the proxy holders to vote “FOR” such Class III Director nominee will be voted “FOR” any other person who shall be nominated by the Board to fill such directorship.

The Board of Directors is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and applicable Maryland law. Information about the Board of Directors and the Fund’s officers is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Directors.”

Biographical Information for the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors (1)

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008 – August 2023).

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Brian K Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held During Past Five Years

Interested Directors (2)

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 128	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.

(1)

Ms. Alberding and Mr. Hartstein joined the Board in September 2013. Mr. Parker and Ms. Torres joined the Board in January 2015. Mr. Evans joined the Board in September 2017. Mr. Reid joined the Board in March 2018. Mr. Bannon and Mr. Benjamin joined the Board in September 2012.

(2)	A Director is deemed to be “Interested,” as “interested person” is defined in the 1940 Act, by reason of his/her affiliation with PGIM Investments and/or an affiliate of PGIM Investments.

Biographical Information for Officers of the Fund. Biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since Fund Inception

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since Fund Inception

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust; PGIM Credit Income Fund; PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since September 2023) of the PGIM Rock ETF Trust; PGIM Credit Income Fund; PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

•	Explanatory Notes to Tables: Unless otherwise noted, the address of all Directors and officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set limit on the number of terms of office that Directors or officers may serve. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships/Trusteeships Held” includes only directorships/trusteeships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Compensation of Directors and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation and expenses of officers and employees of the Fund as well as the fees and expenses of all Interested Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors who serve on committees of the Board may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose boards the Directors may be asked to serve.

Independent Directors may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Independent Directors’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any mutual fund managed by PGIM Investments chosen by the Independent Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Independent Director. The obligation to make payments of deferred Independent Directors’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Independent Directors.

The following table sets forth the aggregate compensation paid by the Fund to the Independent Directors for service on the Board for the Fund’s fiscal year ended July 31, 2023, and the board of any other investment company in the PGIM fund complex (the “Fund Complex”) for the calendar year ended December 31, 2023. Interested Directors and officers do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Directors

Name and Position	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar Year*
Ellen S. Alberding**	$2,003	None	None	$314,000 (30/100)
Kevin J. Bannon	$2,017	None	None	$336,000 (31/101)
Barry H. Evans**	$2,220	None	None	$375,000 (31/101)
Keith F. Hartstein	$2,340	None	None	$413,000 (31/101)
Brian K. Reid	$2,220	None	None	$376,000 (31/101)
Grace C. Torres	$2,220	None	None	$372,000 (31/101)

Explanatory Notes to Director Compensation Table

*

Compensation relates to portfolios that were in existence for any period during 2023. Number of funds and portfolios represent those in existence as of December 31, 2023, and excludes funds that have merged or liquidated during the year.

**

Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2023, amounted to $290,950 and $347,010 for Ms. Alberding and Mr. Evans, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.

Board Committees. The Board has established four standing committees in connection with governance of the Fund—the Audit Committee, the Nominating and Governance Committee, the Dryden Investment Committee and the Compliance Committee. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal controls and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is available on the Fund’s website at https://www.pgim.com/investments/closed-end-funds. During the fiscal year ended July 31, 2023, the Audit Committee met five times.

The membership of the Audit Committee as of the date of this Proxy Statement is set forth below:

Grace Torres (Chair)

Barry Evans

Keith Hartstein (ex-officio)

Brian Reid

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Directors to serve on the Board and making recommendations to the Board concerning the individuals to be nominated as directors for election by the stockholders at each annual meeting, Board composition, committee structure and governance, director education and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The Nominating and Governance Committee Charter is available on the Fund’s website at https://www.pgim.com/investments/closed-end-funds. During the fiscal year ended July 31, 2023, the Nominating and Governance Committee met four times.

The membership of the Nominating and Governance Committee as of the date of this Proxy Statement is set forth below:

Kevin Bannon (Chair)

Ellen Alberding

Keith Hartstein (ex-officio)

Dryden Investment Committee: The Dryden Investment Committee reviews the performance of the fixed income, real estate and closed-end funds in the Fund Complex. The Dryden Investment Committee reports the results of its review to the full Board of the Fund at each regularly scheduled Board meeting at which the Dryden Investment Committee meets. During the fiscal year ended July 31, 2023, the Dryden Investment Committee met four times.

The membership of the Dryden Investment Committee as of the date of this Proxy Statement is set forth below:

Barry Evans (Chair)

Ellen Alberding

Kevin Bannon

Keith Hartstein (ex-officio)

Brian Reid

Compliance Committee: The Compliance Committee serves as the liaison between the Board and the Fund’s Chief Compliance Officer (CCO). In its role as liaison, the Compliance Committee assists the Board in overseeing compliance matters and administration. The Compliance Committee’s responsibilities include, among other matters, considering any material compliance matter reported by the CCO between meetings of the Board and receiving reports on any investigations into matters within the Committee’s scope of responsibilities. The Compliance Committee charter is available on the Fund’s website at https://www.pgim.com/investments/closed-end-funds. During the fiscal year ended July 31, 2023, the Compliance Committee met four times.

The membership of the Compliance Committee as of the date of this Proxy Statement is set forth below:

Brian Reid (Chair)

Barry Evans

Keith Hartstein (ex-officio)

Grace Torres

Leadership Structure and Qualifications of Board of Directors. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of eight members, six of whom are Independent Directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established four standing committees — Audit, Nominating and Governance, Dryden Investment and Compliance — and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Director. As Chair, this Independent Director leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Directors have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadviser and certain other principal service providers, on the other hand, and facilitates the exercise of the Board’s independent judgment in evaluating and managing these relationships. In addition, the structure efficiently allocates responsibility among committees. During the fiscal year ended July 31, 2023, the Board met seven times. Each Director then a Board Member attended all of the meetings of the Board and the committees of which he or she was a member. The Fund does not have a policy regarding the Directors’ attendance at annual meetings of stockholders. Three Directors attended the Fund’s annual meeting of stockholders held in March 2023.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; other experiences or a combination of the foregoing.

Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Ellen S. Alberding. Ms. Alberding joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.

Kevin J. Bannon. Mr. Bannon has been a Board Member of the Fund since inception and other funds in the Fund Complex since 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.

Barry H. Evans. Mr. Evans joined the Board of the Fund and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for 30 years.

Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for over 30 years and served as a senior executive in an asset management firm.

Brian K. Reid. Mr. Reid joined the Board of the Fund and the other funds in the Fund Complex in 2018. Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.

Grace C. Torres. Ms. Torres joined the Board of the Fund and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).

Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Fund since inception and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.

Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund since inception and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund since inception and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.

Specific details about each Board Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a registered investment company involves a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Manager, Subadviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for election as Directors and recommending individuals to the Board for nomination. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Directors and by executive search firms the committee may engage from time to time and will also consider stockholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and

Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and Directors and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a stockholder.

A stockholder who wishes to recommend a person for nomination for election as a Director should submit his or her recommendation in writing to the Chair of the Board or the Chair of the Nominating and Governance Committee, in either case in care of the Fund, at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” of the Fund as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the shares of stock of the Fund held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Stockholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to recommend that the Board nominate an individual to the Board, committee members and other Directors customarily interview the individual in person. In addition, the individual is customarily asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Director’s stock ownership in the Fund and in all registered funds in the Fund Complex that are overseen by the respective Director as of December 31, 2023 is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Director Share Ownership: Independent Directors
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Barry H. Evans	Over $100,000	Over $100,000
Keith F. Hartstein	$10,001-$50,000	Over $100,000
Brian K. Reid	Over $100,000	Over $100,000
Grace C. Torres	None	Over $100,000
Director Share Ownership: Interested Directors
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000

As of December 31, 2023, none of the Independent Directors or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Subadviser.

Stockholder Communications with Directors. Stockholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, 655 Broad Street, 6th Floor, Newark, New Jersey 07102. Stockholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, 655 Broad Street, 6th Floor, Newark, New Jersey 07102. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Board Recommendation and Required Vote

Directors are elected by the affirmative vote of the holders of a majority of the shares of the Fund’s common stock outstanding and entitled to vote thereon. For purposes of the election of Directors, abstentions and broker non-votes, if any, will have the same effect as a vote against the election of a Director.

The Board of Directors, including the Directors who are not “interested” persons, unanimously recommends that stockholders of the Fund vote “FOR” each of the nominees for election as a Class III Director.

PROPOSAL NO. 2:

TO RATIFY THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Fund, which is comprised solely of Directors who are not “interested persons” of the Fund, and the Board, has appointed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for its 2024 fiscal year. The Board is asking stockholders to ratify that appointment. Although action by the Fund’s stockholders on this matter is not required, the Audit Committee and the Board believe the appointment of the independent registered public accounting firm may be an important matter of concern for the Fund’s stockholders and are therefore submitting the appointment of PwC for ratification by stockholders. The Board considers the appointment of PwC as the Fund’s independent registered public accounting firm for fiscal year 2024 to be advisable and in the best interests of the Fund and recommends a vote FOR ratification of PwC. A representative of PwC will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Board Recommendation and Required Vote

A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present is required to ratify the appointment of the independent registered public accounting firm. For purposes of the ratification of the appointment of the independent registered public accounting firm, abstentions and broker non-votes, if any, will be counted as represented at the Meeting but will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 2.

If the appointment of PwC is not ratified, the Audit Committee may, in its discretion, reconsider its appointment of PwC. Even if the appointment of PwC is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Fund. The Board of Directors, including the Directors who are not “interested” persons, unanimously recommends that stockholders of the Fund vote FOR the ratification of the appointment of the independent registered public accounting firm.

Report of the Audit Committee

The Board of Directors of the Fund has an Audit Committee which as of September 13, 2023 consisted of Ms. Torres (Chair) and Messrs. Evans, Hartstein (ex-officio) and Reid, each of whom (i) is not an “interested person” of the Fund or of PGIM Investments, LLC within the meaning of Section 2(a)(19) of the 1940 Act, and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended July 31, 2023. The Audit Committee has a charter, a copy of which is available on the Fund’s web site at https://www.pgim.com/investments/closed-end-funds.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board of Directors on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on September 13, 2023, the Audit Committee reviewed and discussed the Fund’s audited financial statements as of and for the fiscal year ended July 31, 2023 with management of the Fund and the Fund’s independent registered public accounting firm and discussed the audit of such financial statements with the independent registered public accountants. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) and discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by management or the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those limitations discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the Fund’s audited financial statements as of and for the year ended July 31, 2023 be included in the Fund’s annual report to stockholders for the fiscal year ended July 31, 2023.

Submitted by the Audit Committee of the Fund’s Board of Directors

Grace C. Torres (Chair)

Barry Evans

Keith F. Hartstein (ex-officio)

Brian K. Reid

September 13, 2023

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (PwC), 300 Madison Avenue, New York, NY 10017 has been appointed to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending July 31, 2024.

A representative of PwC will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by the Fund’s independent registered public accountant for professional services for the fiscal year ended July 31, 2023.

Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
$47,350	None	None	None

*

“Audit-Related Fees” are the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

**	“Tax Fees” are those fees related to the Fund’s independent registered public accountant’s tax consulting services, including primarily the review of the Fund’s income tax returns.
***	“All Other Fees” include the aggregate fees billed for products and services provided by the Fund’s independent registered public accountant, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accountant, and all non-audit services to be provided by the independent accountants to the Manager and any entity controlling, controlled by or under common control with the Manager (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. For the fiscal year ended July 31, 2023, all of the audit and non-audit services described above for which the Fund’s independent registered public accountant billed the Fund fees were pre-approved by the Audit Committee as required.

The aggregate non-audit fees billed by the Fund’s independent registered public accountant for services rendered to the Fund and rendered to the Manager or its Affiliates that provide ongoing services to the Fund for the fiscal year ended July 31, 2023 is $0.00.

SUBMISSION OF STOCKHOLDER PROPOSALS AND OTHER STOCKHOLDER

COMMUNICATIONS

A stockholder proposal intended to be presented at a future meeting of stockholders of the Fund must be received at the office of the Fund (addressed c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102), in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

All proposals by stockholders of the Fund that are intended to be included in the Fund’s proxy statement for, and presented at, the 2025 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 4, 2024.

Stockholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2025 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2025 Annual Meeting of Stockholders in accordance with the Bylaws of the Fund. The Fund’s current Bylaws require that advance notice be given to the Fund in the event a stockholder desires to nominate individuals for election to the Board of Directors or propose other business to be considered by the stockholders at an annual meeting. Notice of any such business or nomination for consideration at the 2025 Annual Meeting of Stockholders must be delivered to the Secretary of the Fund (addressed c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102), comply with the information requirements of the Fund’s Bylaws, and assuming that the 2025 Annual Meeting of Stockholders is held within 30 days of April 25, 2025 (the first anniversary of the date of the preceding year’s annual meeting), must be received by the Fund no earlier than the 150th day nor later than 5:00 P.M., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the 2024 Annual Meeting of Stockholders (March 4, 2025).

However, the Fund’s Bylaws currently provide that, if the Fund’s 2025 Annual Meeting of Stockholders is advanced by more than 30 days (held earlier than March 26, 2025), or delayed by more than 30 days (held later than May 25, 2025), such written notice by a stockholder must be timely delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2025 Annual Meeting of Stockholders, as originally convened, and no later than 5:00 P.M., Eastern Time, on the later of the 120th day prior to the date of the 2025 Annual Meeting of Stockholders, as originally convened, or the tenth day following the public announcement of the date of the 2025 Annual Meeting of Stockholders is first made, accompanied by the information and certifications required by the Fund’s Bylaws.

A stockholder who wishes to send any communications to the Board should also deliver such communications to the Secretary of the Fund c/o PGIM Investments LLC, 655 Broad Street, 6th Floor, Newark, New Jersey 07102.

ADDITIONAL INFORMATION

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon (“BNY Mellon”) is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of BNY Mellon is 225 Liberty Street, New York, New York 10286.

Computershare Trust Company, N.A. serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, Rhode Island 02940-3078.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s common stock, as well as PGIM Investments and certain of its affiliated persons, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. Based solely on its review of the Section 16 reports that have been filed on EDGAR with respect to the Fund (as well as any written representations from the reporting persons), the Fund believes that during the fiscal year ended July 31, 2023 all such filing requirements were met with respect to the Fund.

Credit Facility Agreement

The Fund is party to a committed credit facility agreement with a financial institution. As of July 31, 2023, the Fund had $145 million outstanding under the agreement.

Broker Non-Votes and Abstentions

Stockholders represented by properly authorized proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as stockholders that are present and entitled to vote for purposes of determining a quorum. They will not constitute a vote for any proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement. For Proposal No. 2, they will not be considered votes cast. As such, abstentions and broker non-votes will have no effect on the outcome of Proposal No. 2.

5% Beneficial Ownership

As of the Record Date, to the best knowledge of the Fund, other than as noted below, there were no stockholders who beneficially owned more than 5% of the Fund’s outstanding common stock.

To the best knowledge of the Fund, based on Schedule 13D and Schedule 13G filings made on or before the Record Date, the following stockholders beneficially owned more than 5% of the Fund’s outstanding common stock:

•

Based on Schedule 13G/A filed by Morgan Stanley (“Morgan Stanley”), located at 1585 Broadway, New York, NY 10036 and Parametric Portfolio Associates LLC (“Parametric”), located at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104, as of November 30, 2023: (1) Morgan Stanley beneficially owned 3,398,533 shares of common stock equal to 8.3% of the Fund’s outstanding common stock and (2) Parametric beneficially owned 2,968,207 shares of common stock equal to 7.3% of the Fund’s outstanding common stock.

•

Based on Schedule 13G/A filed by First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation (collectively “First Trust”), located at 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, as of December 31, 2023, First Trust beneficially owned 5,307,403 shares of common stock equal to 12.97% of the Fund’s outstanding common stock.

As of the close of business on the Record Date, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 40,918,191 shares of common stock, equal to approximately 99% of the Fund’s outstanding common stock.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with these proxies will be borne by the Fund. Proxies may also be solicited in person by officers of the Fund and by officers or employees of PGIM Investments or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Board of Directors does not know of any other matter that may properly be brought before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies with their discretion on such matter.

By Order of the Board of Directors,

Andrew R. French

Secretary

March 4, 2024

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, STOCKHOLDERS ARE REQUESTED TO INDICATE VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE OR BY DATING AND SIGNING THE ENCLOSED FORM OF PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

1. VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

2. VOTE AT THE MEETING

on April 25, 2024 at 11:00 a.m. Eastern Time.

To register to attend the Meeting in person,

you must email

shareholdermeetings@computershare.com

no later than 11:00 a.m., Eastern Time, on

April 22, 2024 and provide your full name and

address.

Please detach at perforation before mailing.

PROXY	PGIM GLOBAL HIGH YIELD FUND, INC.

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2024

THIS PROXY OF PGIM GLOBAL HIGH YIELD FUND, INC. IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of PGIM Global High Yield Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Claudia DiGiacomo, Debra Rubano, George Hoyt, Devan Goolsby, Andrew R. French and Patrick McGuinness, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2024 Annual Meeting of Stockholders of the Fund to be held at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, on April 25, 2024, at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the 2024 Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

To register to attend the Meeting in person, you must email shareholdermeetings@computershare.com no later than 11:00 a.m., Eastern Time, on April 22, 2024, and provide your full name and address.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LISTED IN PROPOSAL NO. 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

GHY_ 33735_013024

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

2024 Annual Meeting of Stockholders of

PGIM Global High Yield Fund, Inc. to Be Held on April 25, 2024.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/pru-33735

Please detach at perforation before mailing.

The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:

     Proposals   The Board of Directors recommends a vote “FOR” the following proposals.

1.  Election of Directors – Class III:

	FOR	AGAINST	ABSTAIN

01. Scott E. Benjamin	☐	☐	☐

02. Barry H. Evans	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2. Ratify the appointment of PricewaterhouseCoopers LLP as the Fund’s	☐	☐	☐
independent registered public accountant for the fiscal year ending July 31, 2024.

3.  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

     Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.